                            GENERAL PHOTONICS, LLC
                         INVESTOR'S REPRESENTATIONS,
                         CONTRIBUTION AGREEMENT, AND
                            SUBSCRIPTION AGREEMENT

     The undersigned investor, Applied Photonic Devices, Inc., certifies and warrants to General Photonics, LLC, a Delaware limited liability company (the "Company"), that the limited liability company interest in the Company (the "Interest") to be purchased by the investor is being acquired by the investor for its own account for investment. The investor has no intention to assign, transfer, sell or distribute all or any part of the Interest, nor does it have any reason to anticipate any change in circumstances that might cause the investor to assign, transfer, sell or distribute the Interest. No person other than the investor will have any beneficial interest in the Interest.

     The undersigned further hereby warrants and represents as follows:

A.   INVESTOR'S REPRESENTATIONS.
     --------------------------

     1. The investor understands that the offering and sale of the Interest have not been registered with any state or federal agency, partially in reliance upon the representations herein. The investor acknowledges that the Interest purchased hereunder was issued in a transaction believed to be exempt from the registration provisions of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) thereof and the regulations thereunder and in a transaction believed to be exempt from the registration provisions of the appropriate state securities law.

     2. The investor is an "accredited investor" as defined in Rule 501 of Federal Securities Regulation D because the investor: (i) is a corporation with total assets in excess of $5,000,000; and (ii) was not formed for the purpose of acquiring the Interest.

     3. The investor, either alone or with its purchaser representatives, has such knowledge and experience in financial, business, and investment matters that the investor is capable of evaluating the merits and risks of an investment in the Interest, and the investor has considered and evaluated the merits and risks of acquiring the Interest.

     4. The investor recognizes that, prior to the offering and sale of the Interest, there has been no public market for the Interest and there is no likelihood that after the offering there will be such a market for the Interest. The investor further recognizes that it must bear the risk of the investment indefinitely.

     5. The investor will not sell or otherwise distribute any part of the Interest unless such transaction is registered under the Act and under the securities laws of the states in which the Interest is to be sold, or unless the investor delivers to the Company (i) a no-action letter from the Securities and Exchange Commission and the appropriate state securities officials as to such proposed sale or sales or (ii) an opinion of counsel, satisfactory to counsel for the Company, to the effect that registration of the proposed sale and distribution is not required under the Act and such state laws. In addition, the investor understands that it will not be readily able to liquidate the investment in the Interest in case of an emergency.

     6. The investor understands and agrees that the Limited Liability Company Agreement of the Company will bear the following legend:

        THE INTEREST REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE LAW. THE INTEREST HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (II) AN OPINION OF COUNSEL SATISFACTORY TO GENERAL PHOTONICS, LLC (THE "COMPANY") TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND SUCH LAWS.

     7. The investor understands and acknowledges that the Company is and will be under no obligation to register any sale or other transfer of the Interest or to comply with any exemption available for resale of the Interest without registration under any securities laws.

     8. The investor acknowledges that the Interest was not offered or sold to the investor by means of any form of general solicitation, or general advertising, or publicly disseminated advertisements or sales literature, nor is the investor aware of any offers or sales made to other persons by such means.

     9. The investor acknowledges that a commission or similar remuneration was not or will not be paid or given, directly or indirectly, for the solicitation of prospective purchasers in connection with the sale of the Interest.

     10. The investor has been actively involved in the formation of the Company and the investor participated in the negotiation of the terms of the Limited Liability Company Agreement of the Company.

     11. The investor has had the opportunity (i) to ask questions of, and to receive answers from, the Company and any persons acting on its behalf concerning the Company, its operations, and the terms, conditions and consequences of the offering and sale of the Interest and (ii) to obtain any additional information that the investor desired, including copies of any documents requested about the Company or the transaction in which the Interest is being offered and sold. No information or documents requested by the investor have been denied to the investor.


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     12. The investor understands that no governmental agency has made any finding or determination as to the fairness of the terms of the offering or sale of the Interest or any recommendation or endorsement of the Interest.

B.   SUBSCRIPTION AND CONTRIBUTION.
     -----------------------------

1. SUBSCRIPTION. Based on the foregoing representations (by which the investor agrees to be bound), the undersigned hereby subscribes to purchase the Interest in the amount designated below, on the following terms and conditions and subject to the Company's acceptance thereof:

Tangible and Intangible Personal Property, Less the
 Liabilities (as defined below), Having a
 Net Value of:                                        $6,278,000

Percentage of Total Membership
 Interest in Company Represented
 by the Interest:                                     50%
                                                      ---

     In consideration of the Interest, the investor will contribute to the Company the assets listed and valued as reflected on the attached EXHIBIT A (the "Assets") and the Company will assume the liabilities in the amounts reflected on the attached EXHIBIT B (the "Liabilities"). The values listed in Exhibits A and B and reflected above are based on the November 30, 1996 balance sheet of Seller and are subject to adjustment in accordance with the Closing Financial Statements effective as of December 31, 1996.

2. REPRESENTATIONS AND WARRANTIES. The investor, and the owner of all the investor's issued and outstanding capital stock, SpecTran Corporation, a Delaware corporation ("SpecTran"), jointly and severally, represent and warrant to the Company and any other investor in the Company as follows (except that SpecTran makes no representations or warranties to any other investor in the Company regarding the matters addressed in Sections 2.10 (Compliance with Law),
2.11 (Licenses), 2.12 (Taxes), 2.14 (Conduct of Operations), 2.15 (Undisclosed Liabilities), 2.20 (Contracts and Leases) and 2.21 (Environmental Matters)):

     2.1 ORGANIZATION.

     (a) The investor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly licensed and qualified to do business in all jurisdictions in which the conduct of its business or the ownership or leasing of its assets requires it to be licensed or qualified to do business. Schedule 2.1 contains a list of all jurisdictions where the investor is qualified to do business and all licenses or other authorizations held by the investor.


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     (b) Each of SpecTran and its Affiliates (as defined in the Limited
Liability Company Agreement of the Company) that is a party to any Operative Agreement (as defined below) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     2.2 AUTHORITY. Each of the investor, SpecTran and their Affiliates that is a party to any Operative Agreement has the corporate power and authority to enter into and perform this Agreement, the Asset Purchase Agreement by and among the investor, SpecTran, General Cable Industries, Inc. and General Cable Corporation, the Limited Liability Company Agreement of the Company and each of the Related Agreements (as such term is defined in such Limited Liability Company Agreement) (collectively, the "Operative Agreements") to which it is a party and to consummate the transactions contemplated hereby or thereby. The execution, delivery and performance of this Agreement and the other Operative Agreements and the transactions contemplated hereby and thereby have been duly and effectively authorized by all necessary action of the investor and SpecTran and any applicable Affiliate thereof. Each of the Operative Agreements to which the investor or SpecTran or any applicable Affiliate is a party is a valid and binding obligation of the investor and/or SpecTran and/or such Affiliate, as applicable, enforceable against the investor and/or SpecTran and/or such Affiliate in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally, and subject to judicial discretion in the enforcement of equitable remedies.

     2.3 TITLE TO ASSETS AND CONDITION. The investor owns outright and has good and valid title to the Assets. The Assets are not subject to any claims, liens, mortgages, charges or other encumbrances of any kind, except for the following ("Permitted Liens"): (a) liens for taxes, assessments, governmental charges and liens not yet due and payable; (b) liens imposed by any federal, state or local statute, rule, ordinance, regulation, rule, code, order or requirement, such as materialmen's, mechanics, carriers, workmen's and repairmen's liens and other similar liens arising by operation of law, which will not have a material adverse effect on the Assets taken as a whole; and (c) liens upon any equipment purchased or leased by the investor which are created directly in connection with such purchase or lease to secure payment of the purchase price or lease obligation, all of which are set forth on Schedule 2.3. The investor is not in violation of any regulation, ordinance, law, order or other requirement relating to any of its property, real or personal, connected with or related to the Assets or the investor's business. There are no changes in any such regulation, ordinance, law, order or other requirement affecting any such property pending or, to the best knowledge of the investor, threatened or under consideration, which might prohibit the Company from continuing the present use of such property or from using such property for the purpose for which it was acquired, or which might curtail the present use of such property.

     2.4 NO VIOLATION; CONSENTS OF THIRD PARTIES. The execution, delivery and performance by the investor of this Agreement and the other Operative Agreements by and among the investor, SpecTran (or any Affiliate of SpecTran that is a party to any Operative Agreement) and other parties, and the consummation of the transactions contemplated hereby


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and thereby, do not and will not (a) violate or conflict with the certificate of incorporation or by-laws of the investor or SpecTran or such Affiliate; (b) subject to receipt of the consents and approvals referred to in Schedule 2.4, conflict with, result in the breach or termination of, or constitute a default or make effective a right of cancellation, acceleration or first refusal under
(i) any debt agreement or debt instrument or (ii) any other material lease, agreement, contract, commitment or other instrument to which the investor or SpecTran or such Affiliate is a party or by which any of their respective properties is bound; (c) constitute a violation of any law, statute, regulation, ordinance, order or regulation applicable to the investor or SpecTran or any of their respective properties; or (d) result in the creation of any lien, encumbrance or security interest upon any property of the investor or SpecTran (or its Affiliates), other than Permitted Liens. No consent, approval or authorization of, or designation, declaration or filing with, any governmental agency or body is required on the part of the investor or SpecTran (or its Affiliates) in connection with the execution, delivery and performance of this Agreement and the other Operative Agreements to which it is a party, except for
(a) transfer and other tax forms, if any, required in connection with the transfer of the Assets and (b) items listed on Schedule 2.4.

     2.5 INVENTORY. Except to the extent indicated on Schedule 2.5, all inventory included in the Assets consists of raw materials, work in process, or finished goods, merchantable and suitable for filling current orders, and such items are not obsolete, are of a quality and quantity usable and salable in the ordinary course of business, and any inventory reserves or write-downs in the Financial Statements are in accordance with GAAP.

     2.6 ACCOUNTS RECEIVABLE. All accounts receivable included in the Assets and the Liabilities arise out of arm's-length sales made in the ordinary course of the investor's business and not out of any sales to a person, firm, or corporation which is an employee or Affiliate of the investor or SpecTran (except for receivables arising out of sales to SpecTran Specialty Optics Company), or controlled by an employee or Affiliate of the investor or SpecTran. All such accounts receivable are validly owing, are not in dispute, are not subject to any setoff, allowance or right of return, and are fully collectible in the ordinary course of business. The goods giving rise to such accounts receivable have been shipped and delivered to the account debtor, and to the investor's knowledge, accepted by the account debtor.

     2.7 FINANCIAL STATEMENTS. The unaudited balance sheet of the investor as of December 31, 1995, and the related statements of income and retained earnings, and statements of cash flow for the year then ended, as provided to the Company, copies of which financial statements are attached hereto as Schedule 2.7 and made a part hereof (collectively, the "Financial Statements"), are true, correct and complete in all respects and fairly present in all material respects the financial position of the investor as of such date and the results of its operations and cash flows and changes in financial position for the period then ended, and have been prepared in conformity with GAAP applied on a consistent basis. Since December 31, 1995, there have been no material adverse changes in the financial condition of the investor or the Assets and the investor has not had any increase in liabilities since such date other than customary commercial payables arising in the ordinary course of business.


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     2.8  ASSETS NECESSARY TO THE BUSINESS. The Assets constitute a portion of the assets used in connection with the investor's business. The Assets, together with the assets purchased, or to be purchased, by General Cable Industries, Inc. from the investor and contributed to the Company constitute all of the assets used to carry on the investor's business as presently conducted.

     2.9 LITIGATION. There is no litigation, proceeding, government investigation or claim pending or, to the investor's knowledge, threatened against the investor or SpecTran or relating to the Assets, the Liabilities, or the investor's business; nor does the investor or SpecTran know of any basis for any such litigation, proceeding, government investigation or claim.

     2.10 COMPLIANCE WITH LAW. Since December 31, 1995, the investor has conducted, and is now conducting, its operations in compliance in all material respects with all applicable laws, rules, regulations and court or administrative orders and processes (including, without limitation, any that relate to health and safety, environmental protection and pollution control, sale and distribution of products and services, anti-competitive practices, ERISA, employee benefits, anti-discrimination, equal opportunity and fair employment practices (including the Americans with Disabilities Act) and improper payments). The investor has not violated any statute, order, rule, or regulation which would prevent the consummation of the transactions contemplated herein.

     2.11 LICENSES. Attached hereto as Schedule 2.11 is a true and complete list and brief description of all licenses, permits, franchises, authorizations and approvals (collectively, "Licenses") issued or granted to, or held by the investor. All such Licenses are valid and in full force and effect, and no proceedings or actions with respect to the suspension, cancellation or any other aspect of any of them is pending or, to the investor's knowledge, threatened, and the investor does not know of any basis therefor. The Licenses are all of the licenses, permits, franchises, authorizations and approvals necessary in connection with the operation of the investor's business as it is presently conducted. Neither the investor nor any third party has any obligation to pay or right to receive any royalty or other payment with respect to any of the Licenses.

     2.12 TAXES.

          (a) The investor has filed all Tax Returns that it is or was required to file before the date hereof. Each Affiliated Group has filed all income Tax returns that it is or was required to file before the date hereof. All such Tax Returns were true, complete and correct in all respects. All Taxes due and payable by the investor or any Affiliated Group (whether or not shown on any Tax Return) prior to the date hereof have been paid in full and there are no tax audits pending with respect thereto and no notice of any deficiencies are outstanding or have been removed with respect to any Taxes. No claim has been made and there are no pending audits or investigations by any authority in a jurisdiction where the investor or any other member of any Affiliated Group does not file Tax Returns that the investor or such other member of an Affiliated Group is or may be subject to taxation by an authority in that jurisdiction. The


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


Financial Statements of the investor provided adequate accruals for all warrants and reasonably anticipated taxes, interests and penalties all pending prior to the date hereof. There are no tax liens on any of the properties or assets of the investor, including the Assets.

          (b) The investor has withheld and properly paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other third party.

          (c) There is no dispute or claim concerning any liability of the investor or any other member of any Affiliated Group for any Taxes that has been claimed or addressed by any authority of any jurisdiction.

          (d) The investor is not a party to a tax allocation or tax sharing agreement other than any such agreement that has been or will be terminated prior to the date hereof and that will have no effect after such termination for any taxable year (whether the current year, a future year or a past year).

          (e) The investor has never been a member of any group of corporations for which a consolidated, combined, unitary or other group Tax Return may be filed other than the group of corporations of which the investor is a current member.

          (f) The investor does not have any liability for the Taxes of any Person (i) under any statute or regulation regarding consolidated, combined, unitary or other group tax returns, (ii) as a transferee or successor, (iii) by contract or (iv) otherwise.

          (g) As used in this Section:

          "Affiliated Group" means the group of corporations or other entities which includes the investor or SpecTran and for which a consolidated, combined, unitary or other group Tax Return is filed.

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

          "Tax" means any tax, fee or other charge imposed by any government or other authority of any jurisdiction, together with any and all fines, penalties, additions to tax and/or interest calculated by reference thereto.

          "Tax Return" means any return, declaration, report, claim for refund or information return or statement relating to any Tax, including any schedule or attachment thereto, and including any amendment thereof.


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     2.13 ACCURACY OF INFORMATION. Neither this Agreement, the Financial
Statements, the Schedules, the Exhibits, the Operative Agreements, nor any certificate or document furnished or to be furnished to the Company by or on behalf of the investor or SpecTran pursuant to or in connection with the transactions contemplated hereby or thereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. The investor has delivered to the Company true, correct and complete copies of all documents, including all amendments, supplements or modifications thereof or waivers currently in effect thereunder, described herein or in any Schedule or Exhibit hereto or in any Operative Agreement.

     2.14 CONDUCT OF OPERATIONS.

          (a) Since December 31, 1995, the investor has used commercially reasonable efforts to preserve its business intact, has operated its business in the ordinary course, and there have been no changes to its business or operations since that date, that has had or would have a material adverse effect on the business, assets, properties, operations or liabilities of the investor or any of the investor's relationships with its employees or third parties (including, without limitation, customers and suppliers).

          (b) From September 30, 1996 to the date hereof:

              (i) the investor has used its best efforts to preserve its business intact, has operated its business in the ordinary course, and there have been no changes to its business or operations, that has had or would have a material adverse effect on the Assets, Liabilities, properties or operations of the investor or any of the investor's relationships with its employees or third parties (including, without limitation, customers and suppliers);

              (ii) there has not been any outstanding commitment by the investor to make or commit to make any capital expenditure, addition or improvement relating to the Assets or the investor's business; and

              (iii) there has not been any declaration or payment by the investor of any dividend or other distribution to the stockholders of the investor.

     2.15 UNDISCLOSED LIABILITIES. The investor does not have any liability, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due, except for (i) liabilities set forth on the face of the investor's balance sheet included in the Financial Statements (rather than in any notes thereto) and (ii) liabilities which have arisen since December 31, 1995, in the ordinary course of business consistent with past custom and practice, none of which arises out of or relates to any breach of contract, breach of warranty, tort, infringement or violation of law.


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

     2.16 BROKERS, FINDERS. ETC. Neither the investor nor SpecTran has employed any broker, agent or finder or incurred any liability for any brokerage fees, agents' commissions or finders' fees in connection with the transactions contemplated hereby or by any of the other Operative Agreements.

     2.17 COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS AND REGULATIONS. The investor and SpecTran have complied with all applicable legal requirements and governmental regulations which are required to be complied with by the investor or SpecTran in order to consummate the transactions contemplated hereby and by the other Operative Agreements.

     2.18 INVESTOR'S PATENTS, TRADEMARKS, ETC. Schedule 2.18 contains a list and brief description of all domestic and foreign patents, all rights therefor or applications therefor, patent and know-how licenses, trade names, trademark registrations and applications, common law trademarks, copyright registrations, common law copyrights, and applications for any of the foregoing ("Intangibles"), owned or used in the conduct of the business of the investor, and (ii) specifies the jurisdiction in or by which such Intangibles have been registered, filed or issued. All such Intangibles are valid, maintained and in full force and effect. The investor owns, or possesses adequate rights to use, all Intangibles and all inventions, technology, processes, products, designs, know-how, trade secrets and formulae used in the conduct of its business and (i) there are no actual or threatened, claims, assertions or litigation (nor is there any basis therefor) relating to its ability to use, or challenging the validity of, the foregoing and (ii) neither the investor nor, to the knowledge of the investor, any person employed (including as a consultant) by the investor within the past three years has disclosed any information relating thereto, or entered into any confidentiality agreement relating thereto, to or with any person except (A) to or with a government authority as required by applicable law, (B) with respect to publicly available information or (C) in the course of his or her employment by the investor. To the knowledge of the investor, there are no Intangibles, inventions, technology, processes, products, designs, know-how, trade secrets or formulae currently being sold or employed or possessed by any person that (i) may infringe any rights of the investor or (ii) relates to the development or manufacture of any of the products developed or manufactured by the investor. None of the operations, processes or products of the investor infringe or violate the rights of any third party. The investor has and continues to use all of the trademarks listed on Schedule 2.18. The investor has affixed all required patent and trademark notices to its products in accordance with applicable laws so as to fully protect its proprietary rights therein.

     2.19 SPECTRAN'S PATENT LICENSES. With regard to the intellectual property which SpecTran practices or uses relating to the design, manufacture, use and/or sale of optical fibers:

          (a) SpecTran is not aware of any legal action or threatened legal action which alleges that SpecTran's manufacture, use and/or sale of optical fiber infringes (or contributes to or induces the infringement of) any patent, trademark or any other intellectual property owned by any third party;


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

          (b) all license agreements under which SpecTran has any rights in the field of optical fibers in the intellectual property of third parties are set forth in Schedule 2.19;

          (c) each of the agreements listed in Schedule 2.19 is a valid and binding obligation of the parties thereto and enforceable against them according to its terms and is in full force and effect and SpecTran is not, and to SpecTran's knowledge the other parties thereto are not, in default of any material term or provision thereof;

          (d) SpecTran is, and to SpecTran's knowledge the other parties thereto are, in compliance with all material terms of each agreement listed in Schedule
2.19 and there have been no threatened cancellations thereof nor outstanding material disputes thereunder and there is no litigation, proceeding, government investigation or claim pending or threatened against SpecTran relating to any patent covered by any such agreement, nor does SpecTran know or have any reasonable grounds to know of any basis for any such litigation, proceeding, government investigation or claim; and

          (e) the agreements set forth in Schedule 2.19 will permit SpecTran to manufacture the types, quality, and quantity of optical fibers required by the Operative Agreements, as well as to sell that optical fiber to the Company at the prices specified in the Operative Agreements.

     2.20 CONTRACTS AND LEASES. Schedule 2.20 contains a list and brief description of all contracts, agreements, commitments, undertakings and leases of real or personal property, in each case involving more than $10,000 (collectively, "Contracts"), to which the investor is a party relating to the investor's business. Each of the Contracts is a valid and binding obligation of the parties thereto and enforceable against them according to its terms and is in full force and effect and the investor is not, and to the investor's knowledge the other parties thereto are not, in default of any material term or provision thereof. The investor is, and to the investor's knowledge the other parties thereto are, in compliance with all material terms thereof and there have been no threatened cancellations thereof nor outstanding material disputes thereunder. Except as set forth in Schedule 2.20, the investor's rights under the Contracts are fully assignable without the consent of any party thereto or any third party. True, correct and complete copies of all Contracts have been delivered to the Company.

     2.21 ENVIRONMENTAL MATTERS. The investor has not received any claim, notice, order, directive, or information request from the United States Environmental Protection Agency, any state environmental protection agency or from any other agency or branch of local, state or federal government (each, an "Environmental Agency"), or any claim or notice from any private corporation or person alleging any violation of any federal or state environmental law, ordinance, regulation or order applicable to the investor, the investor's business or its operations ("Environmental Laws") since May 23, 1995 (collectively, "Environmental Claims"). To the investor's actual knowledge, all Environmental Claims received by the investor during the time period from, and including, September 1, 1986 to, and including, May 23, 1995 are set forth in
Schedule 2.21. No investigation, administrative order, consent order, and agreement,


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


litigation or settlement with respect to any hazardous substances (as defined by the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. [Sections] 9601 ET SEQ.) exists or, to the investor's knowledge, is threatened with respect to the investor, the investor's business or its operations. All environmental facility, operating and other permits, registrations and authorizations ("Environmental Permits") required by any Environmental Agency for the investor, the investor's business or its operations have been obtained and are in effect. The investor has complied in all material respects with and is not in default under any Environmental Laws. Except as set forth in Schedule 2.21, neither the Assets nor any other assets of the investor have been contaminated by hazardous waste (as defined by the Resource Conservation and Recovery, Act, 42 U.S.C. [Sections] 6901 ET SEQ.)
or been used for solid or hazardous waste storage or disposal.

3.   INDEMNIFICATION; INDEMNIFICATION PROCEDURE, ETC.
     -----------------------------------------------

     3.1 INVESTOR INDEMNIFICATION. Each of the investor and SpecTran agrees to defend, indemnify and hold harmless the Company and each of its members, officers, employees and agents, and each of their successors and assigns (each, a "Company Indemnitee") from and against, and to pay directly, or reimburse the applicable Company Indemnitee(s) with respect to, all claims, suits, actions and proceedings (formal and informal), and related judgments, deficiencies, damages, settlements, taxes, liabilities (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due), losses, costs, fees and expenses (including, without limitation, reasonable attorneys' fees and disbursements) (collectively, "Losses") asserted by any person or entity (including any other party hereto or any third party) against any Company Indemnitee or incurred or suffered by any Company Indemnitee, which arise out of, result from or relate to:

               (i) any breach of any representation or warranty by the investor or SpecTran, except that SpecTran shall have no liability whatsoever for any breach of Sections 2.10, 2.11, 2.12, 2.14, 2.15,
          2.20 and 2.21;

               (ii) any failure by the investor to perform any agreement or covenant, or to make any payment, required by this Agreement;

               (iii) any and all Losses arising out of or resulting from the ownership of the Assets, assumption of the Liabilities or the operation of the investor's business or any predecessor of the investor's business (including without limitation, the manufacture of products, regardless of whether sold before or after the date hereof, the provision of services and giving of warranties and warnings by the investor or the investor's predecessors) on or before the date hereof;

               (iv) without duplication of any indemnification provided above, any and all liabilities not assumed by the Company under this Agreement; and

               (v) any and all Losses arising out of or resulting from the failure to obtain any consent required for the transfer to the Company of the lease agreement dated November 10, 1995 between the investor and Marc C. Yellin and the lease agreement dated February 6, 1996 between the investor and Fabrilock, Inc.

          The Company or any Company Indemnitee is not required to commence litigation or take any other action against any third party prior to making a claim against the investor or SpecTran hereunder. Notwithstanding anything to the contrary contained herein, in no event will SpecTran have any indemnification obligations hereunder with respect to item (iii) or (iv) of this
Section 3.1, and the Company will seek to enforce such indemnification obligations only against the investor.

     3.2 COMPANY INDEMNIFICATION. The Company agrees to defend, indemnify and hold harmless the investor and SpecTran and their respective directors, officers, stockholders, employees and agents, and each of their successors and assigns (each, an "Investor Indemnitee") from and against, and to pay directly, or reimburse the applicable Investor Indemnitee(s) with respect to, all claims, suits, actions and proceedings (formal and informal), and related judgments, deficiencies, damages, settlements, taxes, liabilities (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due), losses, costs, fees and expenses (including, without limitation, reasonable attorneys' fees and disbursements) (collectively, "Losses") asserted by any person or entity (including any other party hereto or any third party) against any Investor Indemnitee or incurred or suffered by any Investor Indemnitee, which arise out of, result from, or relate to the ownership or use of the Assets after the date hereof or the Liabilities assumed by the Company hereunder.

          Neither the investor nor SpecTran is required to commence litigation or take any other action against any third party prior to making a claim against the Company hereunder.

     3.3  INDEMNIFICATION PROCEDURE.

          (a) The Company Indemnitee or the Investor Indemnitee, as the case may be (the "Indemnitee"), shall give prompt (I.E., within twenty (20) days) written notice (a "Claim Notice") to the investor, SpecTran or the Company, as the case may be (the "Indemnitor"), of the following (but any failure to give a Claim Notice will not relieve the Indemnitor of any obligations hereunder except to the extent the Indemnitor can demonstrate it is prejudiced by such failure):

               (i) the claim by such Indemnitee of any Losses under Section 3.1 or Section 3.2;

               (ii) receipt by such Indemnitee of any demand, claim or notice of any circumstances that might give rise to Losses under Section 3.1 or
          Section 3.2; and

               (iii) receipt by such Indemnitee of notice of the commencement of any action, proceeding or investigation (an "Action") that might result in Losses under Section 3.1 or Section 3.2.

          (b) If a Claim Notice is based on an Action, the Indemnitor (upon written notice to the applicable Indemnitee within fifteen (15) days after the date of the Claim Notice (a "Defense Notice")) shall have the right to elect, exercising reasonable judgment, to defend or compromise such Action at its own expense. Until receipt of a Defense Notice, the Indemnitee may take at the expense of the Indemnitor any action it reasonably believes necessary to preserve its rights with respect to such Action. The Indemnitor may not settle any Action without the prior written consent of the applicable Indemnitee, which consent shall not be unreasonably withheld or delayed.

          If a Claim Notice is not based on an Action, the Indemnitor shall give notice to the applicable Indemnitee within thirty (30) days whether it will indemnify or assume responsibility for such a Loss.

          (c) If the Indemnitor fails to issue a Defense Notice or otherwise fails to defend any Action or claim, the Indemnitee shall have the right, but not the obligation, to undertake the defense of and to compromise or settle (exercising reasonable judgment), the Action or claim on behalf, for the account and at the risk, of the Indemnitor.

          (d) In all cases, the Indemnitor shall keep the Indenmitee informed regarding any claim or proceeding it is defending on a timely basis. Each party shall cooperate reasonably with the other party in the investigation and analysis of such claim or proceeding, and afford the other party reasonable access to such relevant information as it may have in its possession and to its personnel at its own expense.

     3.4  LIMITATIONS.

          (a) The amount of any Losses for which indemnification is provided under Section 3.1 shall be net of any amounts actually recovered by the Company Indemnitee with respect thereto under insurance policies; PROVIDED THAT no Company Indemnitee shall have any obligation to seek recovery of any such amounts under any insurance policies, and PROVIDED FURTHER that no indemnification payments otherwise due under Section 3.1 shall be delayed or offset in anticipation of the receipt by a Company Indemnitee of any insurance proceeds. If a Company Indemnitee receives any insurance payments with respect to Losses for which indemnification payments have previously been made, such Company Indemnitee shall promptly pay such insurance proceeds to the Indemnitor.

          (b) Notwithstanding anything in this Agreement to the contrary, (i) the indemnification obligations of SpecTran under this Section 3 shall expire five (5) years after the date hereof, (ii) SpecTran shall have no liability for any Losses for which indemnification is provided hereunder until the total of all such Losses exceeds $75,000 (but after the total of all such Losses exceeds $75,000, SpecTran shall be liable for the full amount of such Losses), and (iii) the total indemnification obligations of SpecTran for any and all Losses asserted under this Section 3 shall in no event exceed an amount equal to the Purchase Price as defined in the Asset Purchase Agreement by and among the investor, SpecTran, General Cable Industries, Inc. and General Cable Corporation.

          (c) In no event will any Indemnitor (other than the investor) be liable for any incidental, consequential, or special damages (including but not limited to damages for lost profits) incurred by any Indemnitee, except to the extent that such damages are actually determined or awarded to a third party and required to be paid by the Indemnitee.

     3.5 REMEDIES CUMULATIVE. The remedies provided herein shall be cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of any other remedies against any other party hereto.

4.   MISCELLANEOUS.
     -------------

     4.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws.

     4.2 ASSIGNMENT. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. Except with respect to a permitted transferee under the Limited Liability Company Agreement of the Company, this Agreement shall not be assigned by the investor without the prior written consent of the Company or by the Company without the prior written consent of the investor.

     4.3 ENTIRE AGREEMENT. This Agreement, together with the schedules and exhibits attached hereto and the documents referred to herein, constitutes the entire agreement and understanding among the parties and supersedes any prior written or oral understandings between them respecting the subject matter of this Agreement. This Agreement may be amended or modified only in a writing signed by the investor and the Company that specifically refers to this Agreement.

     4.4 CAPTIONS. The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

     4.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be an original and all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the panics hereto have caused this Agreement to be duly executed as of December 23, 1996.


                                        APPLIED PHOTONIC DEVICES, INC.



                                        By: /s/ Glenn E. Moore
                                           ------------------------------
                                        Print Name: GLENN E. MOORE
                                                   ----------------------
                                        Title: C.E.O.
                                              ---------------------------



                                        SPECTRAN CORPORATION


                                        By: Raymond E. Jaeger
                                           ------------------------------
                                        Print Name: Raymond E. Jaeger
                                                   ----------------------
                                        Title: Chairman
                                              ---------------------------




ACCEPTED AND AGREED TO:

GENERAL PHOTONICS, LLC



By: /s/ Crawford L. Cutts
   --------------------------
Print Name: Crawford L. Cutts
           ------------------
Title: President
      -----------------------

Date: December 23, 1996

                                    EXHIBIT A

                                     ASSETS*

Description of Asset                                   Asset Value
--------------------                                   -----------

Accounts Receivable                                    $1,049,067.00

Prepaid/Other Assets                                   $   12,758.00

Fixed Assets, net                                      $  978,162.00

Other Non-current Assets                               $   11,688.00

Goodwill, net                                          $4,807,673.00
                                                       -------------

                                        Total:         $6,859,348.00
                                                       -------------

* Amounts listed above are based on November 30, 1996 balance sheet and are subject to adjustment in accord with Closing Financial Statements effective as of December 31, 1996.

                                    EXHIBIT B

                                  LIABILITIES*


Description of Liability                                   Amount
------------------------                                   ------

Trade A/P                                                $242,613.00

Accrued Trade A/P                                        $239,003.00

Sales Tax Payable                                          $1,643.00

Accrued Salaries & Wages                                     $125.00

Accrued Bonus                                             $53,660.00

Accrued Vacation Pay                                      $44,311.00
                                                         -----------

                                             Total:      $581,355.00
                                                         -----------

* Amounts listed above are based on November 30, 1996 balance sheet and are subject to adjustment in accord with Closing Financial Statements effective as of December 31, 1996.

                                  SPECTRAN-GCC
                                  ------------

        Schedules to the Investor Representations, Contribution Agreement
                           and Subscription Agreement


















Schedules to the Investor Representations, Contribution Agreement and Subscription Agreement
Page 1 of 14

                                  SCHEDULE 2.1

a) JURISDICTION WHERE INVESTOR IS QUALIFIED TO DO BUSINESS

Connecticut

b) SEE SCHEDULE 2.11 IN REGARD TO ALL LICENSES OR OTHER AUTHORIZATIONS HELD BY INVESTOR.




















Schedules to the Investor Representations, Contribution Agreement and Subscription Agreement
Page 2 of 14

                              SCHEDULE 2.3 LIENS

(a) LIENS FOR TAX ASSESSMENTS, GOVERNMENTAL CHARGES AND LIENS NOT YET DUE AND PAYABLE.

None.

(b) MECHANICS LIENS AND OTHER SIMILAR LIENS ARISING BY OPERATION OF LAW.

None.

(c) LIENS UPON ANY EQUIPMENT PURCHASED OR LEASED BY INVESTOR WHICH ARE CREATED DIRECTLY IN CONNECTION WITH SUCH PURCHASE OR LEASE TO SECURE PAYMENT OF THE PURCHASE PRICE OR LEASE OBLIGATION.

1) Machinery and equipment are subject to a blanket UCC-1 financing statement
(lien) in favor of Fleet Bank of Massachusetts, National Association, 75 State Street, Boston, Massachusetts, which will be released upon the closing of this transaction.

2) Equipment/Bench Top Power Meter, signed 10/22/93 with Copelco Leasing, customer #2734301, 1-800-247-8133 ext. 4103.

3) Auto/Volvo 1994, signed 5/16/94 with Volvo Auto Finance, customer #326440846-5, 1-800-358-6600.

4) Auto/Dodge Caravan 1994, signed July 29, 1994 with G.E. Capital Lease, #00-3030-28205, 1-800-488-5208.


















Schedules to the Investor Representations, Contribution Agreement and Subscription Agreement
Page 3 of 14

                       SCHEDULE 2.4 CONSENTS AND APPROVALS

1) Consent for assignment of Permit to Discharge to the Waters of the State of Connecticut pursuant to Connecticut General Statutes Section 22a-430 for APD plant located in Brooklyn, Connecticut and pending Application for a Permit to Discharge to the Waters of the State of Connecticut for APD plant located in Dayville, Connecticut.

     CONSENTS TO THE ASSIGNMENT OF THE FOLLOWING AGREEMENTS ARE REQUIRED FROM THE OTHER PARTIES TO SUCH AGREEMENTS AND INVESTOR WILL USE ITS BEST EFFORTS TO OBTAIN SUCH CONSENTS PROMPTLY FOLLOWING THE CLOSING:

2) Service Agreement among APD, Southern New England Telephone Company and SNET America, Inc. dated March 18th, 1996.

3) Equipment Lease between APD and Copelco Leasing Corporation, One Mediq Plaza, Pennsauken, New Jersey, 08110 dated October 22, 1993.

4) Lease Agreement between APD and Marc C. Yellin, 62 Cambridge Lane, Boynton Beach, Florida 33436 dated November 10, 1995 for property located at 50 Tiffany Street, Brooklyn, Connecticut.

5) Lease Agreement between APD and Fabrilock, Inc. dated February 6, 1996 for property located at 300 Lake Road, Dayville, Connecticut.
















Schedules to the Investor Representations, Contribution Agreement and Subscription Agreement
Page 4 of 14

                        SCHEDULE 2.5 INVENTORY EXCEPTIONS

None.




















Schedules to the Investor Representations, Contribution Agreement and Subscription Agreement
Page 5 of 14

                        SCHEDULE 2.7 FINANCIAL STATEMENTS

Financial Statements consisting of Unaudited Balance Sheet of Investor as of December 31, 1995, and related statements of income and retained earnings, and statements of cash flow for the year then ended.
























Schedules to the Investor Representations, Contribution Agreement and Subscription Agreement

                                               Periods 12 to 12 Fiscal Year 1995

                                                         Current
                                                         This Year
                                                         Net Value

Fleet Bank Operating                                             0.00
Fleet Bank Payroll                                             350.48
First National                                                   0.00
Fleet Bank & First (APD)                                   170,204.48
                                                         ------------
Total Cash                                                 170,555.32

Trade A/R                                                1,657,775.48
Allowance Doubtful Accounts                                 46,681.13(-)
                                                         ------------
Total A/R                                                1,611,094.35


Incoming Inspection                                              0.00
Raw Materials                                              841,484.20
Profit in Inventory                                        374,859.00
Profit Material-Obsolescence Res                                 0.00
                                                         ------------
Total Raw Material                                       1,216,343.20

Work in Process                                            418,776.00

Finished Goods                                             287,110.90
FGI-Obsolescence Reserve                                    44,092.00(-)
                                                         ------------
Total FGI                                                  243,018.90

Total Inventory                                          1,878,138.10


Prepaid Insurance                                                0.00
Prepaid Audit                                                    0.00
Employee Advances                                                0.00
Misc. Non-Trade Receivable                                       0.00
Other Current Assets                                             0.00
                                                         ------------
Total Prepaid/Other Assets                                       0.00

Federal Deferred Tax Current                                     0.00
State Deferred Tax - Current                                     0.00
Allowance Deferred Tax Current                                   0.00
                                                         ------------
Total Deferred Tax - Current                                     0.00

Total Current Assets                                     3,659,787.77


                                                Periods 12 to 12 Fiscal Year 1995



                                                         Current
                                                         This Year
                                                         Net Value

Buildings                                                        0.00
Building Improvements                                       23,459.70
CIP - Building                                                   0.00
Machinery & Equipment                                      697,083.44
CIP - Machinery & Equipment                                      0.00
Computer Equipment                                               0.00
Furniture & Fixtures                                         9,425.00
Automobiles                                                      0.00
                                                           ----------
Total assets                                               729,968.14

Accum Depr Buildings                                             0.00
Accum Depr Building Improvement                            (18,652.00)
Accum Depr Machinery & Equip                              (350,844.81)
Accum Depr Computer Equipment                                    0.00
Accum Depr Furniture & Fixture                             (15,828.00)
Accum Depr Automobiles                                           0.00
                                                         ------------
Total Accum Depreciation                                  (385,324.81)

Net Fixed Assets                                           344,643.33

I/C SSOC                                                    11,533.62
I/C CFT                                                 (1,852,089.34)
I/C Corporate                                             (343,154.00)
                                                         ------------
Total I/C & Investment                                  (2,183,709.72)

Federal Deferred Tax L/T                                         0.00
Store Deferred Tax L/T                                           0.00
Allow Deferred Tax L/T                                           0.00
                                                         ------------
Total L/T Tax                                                    0.00

Other Non-Current Assets                                         0.00
                                                         ------------
Total Other L/T Assets                                           0.00

Goodwill                                                 3,255,165.48
Accum Amortization Goodwill                               (126,589.77)
                                                        -------------
Goodwill, Net                                            3,128,575.71

Total L/T Assets                                         1,289,509.32


                                                Periods 12 to 12 Fiscal Year 1995



                                                         Current
                                                         This Year
                                                         Net Value

Total Assets                                             4,949,297.09
                                                         ============

Trade A/P                                                   75,744.65
Accrued Trade A/P                                          271,426.88
FICA Taxes Payable                                               0.00
Federal W/H Tax Payable                                          0.00
State W/H Tax Payable                                            0.00
United Way W/H Payable                                          30.00
401K W/H Payable                                             3,022.91
BAW W/H Payable                                                  0.00
ESPP W/H Payable                                                41.50
Other Payroll W/H Payable                                        0.00
Outstanding Funded Claims Pay                                    0.00
Sales Tax Payable                                              361.11
Other - A/P                                                      0.00
                                                         ------------
Total Accounts Payable                                     349,904.83


Accrued Salaries & Wages                                        (7.00)
Accrued Bonus                                                    0.00
Accrued 401K Contribution                                    1,228.09
Accrued Defined Contribution                                12,407.00
Accrued Vacation Pay                                        29,255.04
Accrued Insurance                                                0.00
Accrued Health Insurance                                         0.00
Accrued Legal Fees                                               0.00
Accrued Audit Fees                                               0.00
Accrued FICA Taxes                                               0.00
Accrued Unemployment Taxes                                       0.00
Accrued Defined Benefit                                          0.00
Accrued Other                                                    0.00
Accrued Health Insurance Term                               31,938.90
Accrued Commissions                                              0.00
                                                         ------------
Accrued Rent Expense                                             0.00
Total Accrued Liabilities                                   74,822.03


Accrued Fed Tax Payable                                          0.00
Accrued State Tax Payable                                        0.00
                                                         ------------
     Accrued Tax Payable                                         0.00

Other L/T Liabilities                                            0.00




                                                Periods 12 to 12 Fiscal Year 1995


                                                               Current
                                                              This Year
                                                              Net Value
Total Liabilities                                          424,726.86

Common Stock                                                     0.00
Intercompany Investment                                  4,412,377.74
Paid-In Capital                                                  0.00
Prior Years Retained Earnings                                    0.00
Current Year Retained Earnings                                   0.00
                                                         ------------
Total Liabilities & Equity                               4,837,104.60
                                                         ============

                             SCHEDULE 2.11 LICENSES

1) See Schedule 2.18

2) Permit to Discharge to the Waters of the State of Connecticut pursuant to Connecticut General Statutes Section 22a-430 for APD plant located in Brooklyn, Connecticut and pending Application for Permit to Discharge to the Waters of the State of Connecticut for APD plant located in Dayville, Connecticut.

3) Zoning Permit, Town of Killingly, Connecticut, for change in use of Aquifer Protection Zone with respect to property located at 300 Lake Road, Dayville, Connecticut.















Schedules to the Investor Representations, Contribution Agreement and Subscription Agreement
Page 7 of 14

                       SCHEDULE 2.14 CAPITAL EXPENDITURES

















Schedules to the Investor Representations, Contribution Agreement and Subscription Agreement

                                   APD, INC.
                             CAPITAL PROJECTS 1996

PROJECT NUMBER           DESCRIPTION            SPENT TO DATE     BALANCE REMAINING    TOTAL PROJECT
--------------           -----------            -------------     -----------------    -------------
P200109             Gnata Hot Foil Printer        $ 11,794.00        $ 27,519.00        $ 39,313.00
P200119             Leasehold Improvements        $ 29,526.00        $  3,474.00        $ 33,000.00
P200130             2 1/2" Sterling Extruder      $ 38,436.00        $ 44,721.00        $ 83,157.00
P200134             Gem Solo 4 Opaque Printer     $ 30,816.00        $  4,644.00        $ 35,460.00
P200140             Parts for Tensil Tester       $  2,000.00            n/a            $  2,000.00
P200142             Expansion Units Phone             n/a            $  6,762.00        $  6,762.00
                    UV Inking Line                    n/a            $175,000.00        $175,000.00
                                                  -----------        -----------        -----------
     Total                                        $112,572.00        $181,762.00        $374,692.00


                      SCHEDULE 2.18 PATENTS AND TRADEMARKS

1) See attached Notice of Acceptance of Use for the Trademark OPTI-PAK.






















Schedules to the Investor Representations, Contribution Agreement and Subscription Agreement
Page 9 of 14

                     UNITED STATES DEPARTMENT OF COMMERCE
                         PATENT AND TRADEMARK OFFICE
                            WASHINGTON, D.C. 20231
                                 JUN 17 1993

                   NOTICE OF ACCEPTANCE OF STATEMENT OF USE

                                         TM 3                    ATTORNEY
    James E. Alix                                             REFERENCE NUMBER:
    Chilton, Alix & Van Kirk
    750 Main Street, Suite 610                                APDI/TO1/00/
    Hartford, CT 06103-2708


--------------------------------------------------------------------------------
SERIAL NUMBER:  74/264120
MARK:  OPTI-PAK
OWNER: Applied Photonic Devices, Inc.
--------------------------------------------------------------------------------


The statement of use filed in regard to the above-identified application has been accepted. This acceptance signifies that the statement of use is accepted in all respects and that the mark is entitled to be registered. Accordingly, the registration will issue in due course barring any extraordinary circumstances.












--------------------------------------------------------------------------------

                SCHEDULE 2.19 LICENSES AND TRADEMARKS OF SPECTRAN

1) Patent License Agreement between Western Electric Company Incorporated (currently Lucent Technologies).

2) Agreement between Gulf & Western Manufacturing Company and SpecTran Corporation dated October 18, 1983.

3) Agreement between Aetna Telecommunications Laboratories and SpecTran Corporation dated January 21, 1985.

4) License Agreement between Corning, Inc. and SpecTran Corporation dated January 1, 1991.
















Schedules to the Investor Representations, Contribution Agreement and Subscription Agreement
Page 10 of 14

                  SCHEDULE 2.20 CONTRACTS AND LEASES (P.1 OF 3)

a) THE FOLLOWING IS A LIST OF CONTRACTS OF APD INVOLVING MORE THAN $10,000.

1) Supplier Agreement with ATL Connect dated November 2, 1992.

2) Sales Agency Agreement with Thaw Sales and Marketing dated June 7, 1991.

3) Sales Agency Agreement with CMA, Inc. dated June 9, 1994.

4) Sales Agency Agreement with Manufacturers Agents Representatives dated June 1, 1992.

5) Sales Agency Agreement with C&W Fiber Optic dated February 1, 1993.

6) Sales Agency Agreement with KJS Marketing dated September 1, 1994.

7) Sales Agency Agreement with Nutech Electronics, Inc. dated September 1, 1994.

8) Sales Agency Agreement with Innovative Technical Sales, Inc. dated March 1, 1993.

9) Sales Agency Agreement with Paul Ericson & Associates, Inc., dated January 1, 1994.

10) Sales Agency Agreement with Jaso & Associates, dated May 8, 1994.

11) Sales Agency Agreement with Cartwright & Bean, Inc. dated May 1, 1994.

12) Sales Agency Agreement with Data Connect, Inc. dated July 9, 1994.

13) Sales Agency Agreement with Westerly Associates, Inc. dated June 16, 1994.

14) Sales Agency Agreement with DCS Group, Inc., dated October 1, 1996.

15) Agreement with Copelco Leasing Corporation dated October 22, 1993.

16) Lease Agreement with Mark C. Yellin dated November 13, 1995 for 50 Tiffany Street, Brooklyn, Connecticut.











Schedules to the Investor Representations, Contribution Agreement and Subscription Agreement
Page 11 of 14

SCHEDULE 2.20 CONTRACTS AND LEASES (CONT.) (p.2 of 3)

17) Lease Agreement with Fabrilock, Inc. dated February 6, 1996 for 300 Lake Road, Dayville, Connecticut.

18) Employment Agreement among Irving N. Dwyer, Applied Photonic Devices, Inc. and SpecTran Corporation dated May 23, 1995.

19) Employment Agreement among David P. Davia, Applied Photonic Devices, Inc. and SpecTran Corporation dated May 23, 1995.

20) Non-Competition Agreement among Irving N. Dwyer, Applied Photonic Devices, Inc., APD Acquisition Corp. and SpecTran Corporation dated May 23, 1995.

21) Non-Competition Agreement among David P. Davia, Applied Photonic Devices, Inc., APD Acquisition Corp., and SpecTran Corporation dated May 23, 1995.

22) AT&T CustomNet (sm) Service Flex Plan, dated September 26, 1994.

23) Service Agreement with SNET America, Inc., dated March 18, 1996.

24) Agreement between Applied Photonic Devices, Inc. and Brugg Telecom, dated December 18, 1995.










Schedules to the Investor Representations, Contribution Agreement and Subscription Agreement
Page 12 of 14

SCHEDULE 2.20 CONTRACTS AND LEASES (CONT.) (p.3 of 3)

*25) Loan and Security Agreement among SpecTran Corporation, SpecTran Specialty Optics Company, Applied Photonic Devices, Inc., SpecTran Communication Fiber Technologies, Inc. and Fleet National Bank, dated April 25, 1996.

With respect to the above Loan and Security Agreement, Fleet has agreed to release the lien on the Assets of APD and to release APD from certain of the restrictive covenants therein as further described in a letter to John F. Lynch, Fleet National Bank from Bruce A. Cannon, SpecTran Corporation dated September 16, 1996, such release to be effective upon consummation of the transaction.

*26) $12,000,000 Revolving Note in favor of Fleet National Bank, dated April 25, 1996.

*27) $5,000,000 Term Note in favor of Fleet National Bank, dated April 25, 1996.

*28) $5,000,000 Mortgage Note in favor of Fleet National Bank, dated April 25, 1996.

b) CONTRACTS REQUIRING CONSENT TO ASSIGNMENT ARE SET FORTH ON SCHEDULE 2.4
HERETO.

*These agreements will not be assigned to the Company.











Schedules to the Investor Representations, Contribution Agreement and Subscription Agreement
Page 13 of 14

                       SCHEDULE 2.21 ENVIRONMENTAL MATTERS

1) Investor holds from the Connecticut Department of Environmental Protection one (1) Permit to Discharge to the Waters of the State of Connecticut pursuant to Connecticut General Statutes Section 22a-430 for its plant in Brooklyn, Connecticut and one (1) pending Application for a Permit to Discharge to the Waters of the State of Connecticut for its plant in Dayville, Connecticut. These permits are for water discharge consisting of contact cooling water from APD's cable-applied, extrusion coating process for fiber optic cables for its plants in Brooklyn, Connecticut and Dayville, Connecticut. The process waste water is discharged to the local sanitary sewer.

2) Zoning Permit, Town of Killingly, Connecticut, for change in use of Aquifer Protection Zone with respect to property located at 300 Lake Road, Dayville, Connecticut.

3) Please refer to the copy of the Phase I Environmental Site Assessment of 50 Tiffany Street, Brooklyn, Connecticut prepared by Atlantic Environmental Services, Inc. dated April 28, 1995 (revised May 4, 1995) which has been previously provided by APD.

4) The plants at Brooklyn, Connecticut and Dayville, Connecticut are both small quantities generators of hazardous waste. Both plants' quantities of hazardous waste are disposed of by Laidlaw Environmental Services North East, Inc., 221 Sutton Street, North Andover, MA, (508)683-1002. APD files for its plants in Brooklyn, Connecticut and Dayville, Connecticut biannual hazardous waste reports with the Connecticut Department of Environmental Protection in connection with waste disposal as a small quantities generator.









Schedules to the Investor Representations, Contribution Agreement and Subscription Agreement
Page 14 of 14